                                                                   EXHIBIT 10.18


                             SPLIT-DOLLAR AGREEMENT
                             ----------------------

                             COLLATERAL ASSIGNMENT
                             ---------------------

          THIS AGREEMENT made this 6th day of October, 2000 by and between Select Medical Corporation ("Corporation"), and Michael E. Salerno, Trustee of the irrevocable trust under deed of Rocco A. Ortenzio, Settlor, dated October 20, 1987 ("Owner"), and Rocco A. Ortenzio ("Employee") (the Corporation, Owner and Employee collectively referred to as "Parties").

                                   BACKGROUND
                                   ----------

          Employee wishes to provide life insurance protection for his family in the event of his death, under several policies of life insurance (the "Policies") insuring his life, issued by several life insurance companies (the "Insurers"). The Policies and the Insurers are identified on Exhibit A.

          The Corporation is willing to pay premiums on the Policies as an additional employment benefit for Employee, on the terms and conditions hereinafter set forth.

          Owner is the owner of the Policies and, as such, possesses all incidents of ownership in and to the Policies.

          Corporation wishes to have the Policies collaterally assigned to it by Owner, to secure the payment of its Secured Premium Amount as hereinafter defined.

          Accordingly, in consideration of the premises and of the mutual promises contained herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   Agreement
                                   ---------
          1.    Definitions:
                -----------

          "Secured Premium Amount":  shall mean an amount equal to the total
           ----------------------
amount paid by Corporation under Article 6 of this Agreement towards the premiums due on the Policies.

          "Surrender Value":  shall mean the cash value plus Dividend Value, as
           ---------------
defined in each of the Policies, on the date of surrender, less any outstanding policy loans and accrued interest.

          "Scheduled Premium":  shall the amount to be paid in each year from
           -----------------
2000 through 2009, as specified in Amendment No. 1 to the Employment Agreement dated March 1, 2000 between the Corporation and the Employee ("Amendment No. 1").

          2.    Policy of Insurance.  Owner has purchased the Policies from the
                -------------------
Insurers as set forth on Exhibit A. The Parties hereto have taken all necessary action to cause each Insurer to issue the Policy, and shall take any further action which may be necessary to cause each Policy to conform to the provisions of this Agreement. The Parties hereto agree that the Policies shall be subject to the terms and conditions of this Agreement and of the collateral assignments filed with each Insurer relating to each Policy issued by that Insurer. Owner and Employee represent and warrant to the Corporation that the cash value of the Policies is, and will be after the payment of Scheduled Premiums by the Corporation, sufficient in amount to repay the Corporation the full amount of its Scheduled Premiums.

          3.    Ownership of Insurance.
                ----------------------

     (a) Owner is the sole and absolute owner of each Policy, and may exercise all ownership rights granted to the owner thereof by the terms of each Policy, except as hereinafter provided.

     (b) It is the intention of the Parties to this Agreement and the collateral assignment executed by Owner to Corporation in connection herewith that Owner shall retain all rights which each Policy grants to the owner thereof, except Corporation's right to its Secured Premium Amount. Specifically, but without limitation, Corporation shall neither have nor exercise any right as collateral assignee of any Policy which, except as explicitly provided in this Agreement or the accompanying collateral assignment with respect to the Policy, could in any way defeat or impair Owner's right to receive the cash Surrender Value or the death proceeds of the Policy, in excess of the amount due Corporation hereunder. All provisions of this agreement and of each such collateral assignment shall be construed so as to carry out such intention.

     (c) The Corporation shall have the right, at any time, consistent with the terms of any Policy, to recover its Secured Premium Amount during the Employee's lifetime by loan, partial surrender or withdrawal of the amount of its Secured Premium, determined as of the date of such loan, partial surrender or withdrawal.

          4.    Beneficiary Designation.  Owner may designate a beneficiary or
                -----------------------
beneficiaries to receive any proceeds payable on the death of the Employee, which are in excess of Corporation's Secured Premium Amount.

          5.    Dividend Options:  Owner may elect any of the Dividend Options,
                ----------------
as defined in any Policy, and may change such election thereafter.

          6.    Premium Payment:
                ---------------

     (a) Except as otherwise provided herein, on or before the payment date or dates requested each year by the Employee pursuant to Amendment No. 1, the Corporation shall remit the full amount of the Scheduled Premium to Insurer, and shall, upon request, promptly furnish Employee, and Owner, evidence of timely payment of such premium. Corporation shall annually furnish Employee a statement of the amount of income reportable for federal and state income tax purposes, if any, as a result of Corporation's payment of such portion of the premium.

          7.    Collateral Assignment.  To secure the payment to Corporation of
                ---------------------
its Secured Premium Amount, Owner has, contemporaneously herewith, assigned each Policy to Corporation as collateral, which collateral assignment specifically limits the right of Corporation thereunder to payment of its Secured Premium Amount. Such payment shall be made from the cash portion of the Surrender Value of each Policy (as defined therein) if Owner surrenders or cancels the Policy, or from the death proceeds of the Policies if Employee should die while the Policies and Agreements remain in force.

          In no event shall Corporation have any right to borrow against any Policy in an amount in excess of the Secured Premium Amount of the Corporation. The collateral assignment of a Policy to Corporation hereunder shall not be terminated, altered or amended by Owner, without the express written consent of Corporation. The Parties hereto agree to take all action necessary to cause such collateral assignment to conform to the provisions of this Agreement.

          8.    Owner's Retained Incidents of Ownership.
                ---------------------------------------

     (a) Except as to the limited Policy security rights specifically granted Corporation herein, Owner retains all incidents of ownership (including the right to surrender or cancel any Policy, the right to borrow or withdraw against any Policy, and the rights to change the Dividend Option).

     (b) Owner's right to borrow shall be limited to an amount equal to the maximum loan value, reduced by the Secured Premium Amount of the Corporation.

     (c) Owner's right to withdraw cash values under any Policy's "Withdrawal" provisions shall be limited to the Surrender Value, reduced by the Secured Premium Amount of the Corporation, and subject to any Policy surrender limitations.

          9.    Division of Death Proceeds of Policy.
                ------------------------------------

     (a) Upon the death of the Employee, Corporation shall be entitled to receive from the death proceeds an amount equal to its Secured Premium Amount. The beneficiary designated by Owner in accordance with Article 4 shall be entitled to the remainder of such proceeds, if any.

     (b) If any interest is due upon the death proceeds under the terms of the insurance contract, Owner and Corporation shall share such interest as their respective share of the death proceeds (as defined in the preceding paragraph) bears to the total death proceeds, excluding such interest.

          10.   Division of the Surrender Value of the Policy. Upon surrender
                ---------------------------------------------
of a Policy, Corporation shall be entitled to receive from the Surrender Value an amount equal to its Secured Premium Amount paid with respect to that Policy. Owner shall be entitled to any remainder of such Surrender Value.

          11.   Termination of Agreement.  This Agreement shall terminate,
                ------------------------
without notice, upon the occurrence of any of the following events:

     (a)  Total cessation of the business of Corporation;

     (b)  Bankruptcy, receivership or dissolution of Corporation;

     (c) Termination of Employee's employment by Corporation (other than by reason of Employee's death);

     (d)  Payment by Owner to Corporation of the Secured Premium Amount.

          12.   Release of Collateral Assignment.
                --------------------------------

     (a) For sixty (60) days after the date of the termination of this Agreement, Owner shall have the option of obtaining the release of the collateral assignment of any or all of the Policies from Corporation. To obtain such release, Owner shall pay to Corporation the amount of the Corporation's Secured Premium Amount with respect to the Policies to be so released. Upon receipt of such amount, Corporation shall release the collateral assignment of the Policy by the execution and delivery of an appropriate instrument of release.

     (b) If Owner fails to exercise such option within sixty (60) day period, then, Corporation may enforce its rights to be paid the amount of its Secured Premium Amount; provided that in the event the cash Surrender Value of the Policy exceeds the amount due

Corporation and the Owner surrenders the Policy, such excess shall be paid to Owner. Thereafter, neither Owner nor its respective successors, assigns, or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

          13.   Release of Insurers.  Each Insurer shall be fully discharged
                -------------------
from its obligations under a Policy by payment of the Policy death benefit to the Beneficiary or Beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of Insurer as expressly provided in the Policy; except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by Owner and filed with Insurer in connection herewith.

          14.   Amendment.  This Agreement may not be amended, altered or
                ---------
modified, except by a written instrument signed by the Parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

          15.   Binding Effect.  This Agreement shall be binding upon and inure
                --------------
to the benefits of Corporation, Employee, Owner, and their respective successors, assigns, heirs, executors, administrators and beneficiaries.

          16.   Notice.  Any notice, consent or demand required or permitted to
                ------
be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to party hereto, it shall be sent United States certified mail, postage paid, addressed to such party's last known address as shown on the records of Corporation. The date of such mail shall be deemed the date of notice, consent or demand.

          17.   Governing Law.  This Agreement and the rights of the Parties
                -------------
hereunder, shall be governed by and construed in accordance with the laws of Pennsylvania.

          18.   Captions.  The captions appearing in this Agreement are for
                --------
convenience only, and do not in any way define, limit or describe the scope of this Agreement, or the intent or content of any provision thereof.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

Attest:                              SELECT MEDICAL CORPORATION


 /s/ Michael E. Tarvin               By: /s/ Scott A. Romberger
-----------------------------           ------------------------------
Michael E. Tarvin, Secretary             Scott A. Romberger
                                         Vice President and Controller

     [ILLEGIBLE]                     By: /s/ Rocco A. Ortenzio        [Seal]
-----------------------------           ------------------------------
               , Witness                 Rocco A. Ortenzio
                                         Employee

                                     Rocco A. Ortenzio Irrevocable Trust u/d
                                     dated October 20, 1987


     [ILLEGIBLE]                      /s/ Michael E. Salerno
-----------------------------        ----------------------------------
               , Witness             Michael E. Salerno
                                                                         Trustee

                                                                       Exhibit A

Table of Policies and Insurers Under Split Dollar Agreement among Select Medical Corporation, Rocco A. Ortenzio and Michael E. Salerno, Trustee, dated August 9, 2000


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           Insurer                    Policy Number        Issue Date
--------------------------------------------------------------------------------
    Great West Insurance
           Company                       4995814          October 9, 1995
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   Metropolitan Life Insurance
           Company                      951050265A        October 9, 1995

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   Metropolitan Life Insurance
           Company                      960150090PR       January 9, 1996

--------------------------------------------------------------------------------
   Metropolitan Life Insurance
            Company                     951150267A        October 9, 1997

--------------------------------------------------------------------------------
       Sun Life Insurance
            Company                      020018770        October 9, 1995
--------------------------------------------------------------------------------